iShares®

iShares Trust

Supplement dated November 19, 2024

to the currently effective Summary Prospectus, Prospectus and

Statement of Additional Information

for the iShares LifePath Target Date 2025 ETF (ITDA)

The Board of Trustees of iShares Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Reorganization”), by and between the iShares LifePath Target Date 2025 ETF (the “Target Fund”) and the iShares LifePath Retirement ETF (the “Acquiring Fund”), each a series of the Trust.

The Reorganization was completed on November 18, 2024. Following the Reorganization, the Target Fund will be terminated, dissolved and liquidated as a series of the Trust. All references to the Target Fund in the Prospectus and SAI are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUPP-ITDA-1124

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